UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 17, 2008
Date of Report
(Date of earliest event reported)
SMITH INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-8514	95-3822631
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
16740 East Hardy Road, Houston, Texas
(Address of principal executive offices)
77032
(Zip Code)
(281) 443-3370
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On July 17, 2008, Smith International, Inc. (the “Company”) entered into a standard form of indemnity agreement with each of
Loren K. Carroll and Rodolfo Landim. The form of indemnity agreement was approved by the Company’s Board of Directors, effective as of February 28, 2007, for non-employee directors of the registrant. These agreements require us to indemnify each non-employee director and to advance expenses on behalf of each such director to the fullest extent permitted by applicable law. These agreements are in addition to any other rights each non-employee director may be entitled to under the Company’s Restated Certificate of Incorporation, as amended from time to time, Restated Bylaws, as amended from time to time, and applicable law. Mr. Carroll became a non-employee director effective May 1, 2008 and, as discussed below in Item 5.02, Mr. Landim became a non-employee director on July 17, 2008.
     A copy of the form of indemnity agreement for directors was attached to our Form 10-K for the year ended December 31, 2006 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 17, 2008, Luiz Rodolfo Landim Machado was appointed to the Board of Directors of the Company to serve a term beginning on July 17, 2008 and ending on the date of the Company’s Annual Meeting of Stockholders in 2009.
     Mr. Landim currently serves as a member of the Board and the Executive President of OGX Petroleo e Gas S.A., an oil and gas company focused on exploration of the Brazilian offshore basins. From May 2006 until April 2008, he served as a member of the Board, the Executive President and the head of Investor Relations of MMX — Mineracao e Metalicos S.A., a Brazilian mining company from the same group as OGX. Since May 2006, he has served as a member of the Board of four subsidiaries in the same group: OGX, MMX, LLX Logistica S.A. and MPX Energia S.A. Prior to joining MMX, Mr. Landim served in various positions at Petroleo Brasileiro S.A. (Petrobras) from 1980 until April 2006, including General Manager of Exploration and Production of Campos Basin which is responsible for 85% of current Brazilian oil production, Managing Director of E&P, President of the gas business, and Chief Executive Officer of BR Distribuidora, a subsidiary of Petrobras and the second largest Brazilian company. This was his last position before departing Petrobras. In addition, Mr. Landim has served on the Board of Globex Utilidades S.A., the parent company of Ponto Frio, a Brazilian retail chain, since September 2006.
     Mr. Landim is not a party to any arrangement or understanding with any person pursuant to which he was selected as a director, nor is he a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Landim will participate in the Company’s standard non-employee director compensation program which is described in the Company’s 2008 Proxy Statement.
     A copy of the press release dated July 21, 2008, announcing the appointment of Mr. Landim to the Company’s Board of Directors is attached hereto as Exhibit 99.1 to this report on Form 8-K.

Item 9.01. Financial Statements and Exhibits
     (c) Exhibits.

Exhibit No.	Exhibit

10.1	Form of Director Indemnification Agreement as of February 28, 2007. Filed as Exhibit 10.28 to the Company’s Report on Form 10-K for the year ended December 31, 2006 and incorporated herein by reference.

99.1	Press Release dated July 21, 2008 with respect to the Company’s appointment of Mr. Luiz Rodolfo Landim Machado to the Company’s Board of Directors.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH INTERNATIONAL, INC.
Date: July 21, 2008	/s/ RICHARD E. CHANDLER, JR.

By:	Richard E. Chandler, Jr.
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Form of Director Indemnification Agreement as of February 28, 2007. Filed as Exhibit 10.28 to the Company’s Report on Form 10-K for the year ended December 31, 2006 and incorporated herein by reference.

99.1	Press Release dated July 21, 2008 with respect to the Company’s appointment of Mr. Luiz Rodolfo Landim Machado to the Company’s Board of Directors.